UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2016

ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1600
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 367-3600

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
The descriptions of the agreements set forth below in Item 5.02 are incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Management Employment Agreement of Paul Eisman
On May 31, 2016, Alon USA Energy, Inc. (the “Company”) entered into an amended and restated management employment agreement with Paul Eisman, its President and Chief Executive Officer. Pursuant to this agreement, Mr. Eisman will receive a base salary of $560,000 per year and is eligible for annual merit increases. Mr. Eisman is also entitled to participate in the Company’s annual cash bonus plan, pension plan, benefits restoration plan and other programs generally available to employees of the Company. The term of the agreement ends on December 31, 2016. Pursuant to the previous employment agreement between Mr. Eisman and the Company, Mr. Eisman had the right to resign and receive enhanced severance equivalent to one year’s base salary due to the occurrence of a change of control (as defined therein). Pursuant to the amended and restated employment agreement, the Company agreed to pay this amount to Mr. Eisman without requiring that he resign as a condition to payment.

Additionally, pursuant to the amended and restated employment agreement and the terms of the Company’s Amended and Restated 2005 Incentive Compensation Plan, on May 31, 2016, Mr. Eisman entered into an award agreement providing for the grant of 58,333 restricted shares of the Company’s Common Stock, par value $0.01 per share. These shares shall vest and become unrestricted on December 31, 2016 (conditioned upon continued employment with the Company). Mr. Eisman’s prior restricted stock award agreement was accelerated due to the occurrence of a change of control (as defined therein) and all shares thereunder have been granted and vested as of May 31, 2016.

A copy of the amended and restated management employment agreement and award agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Management Employment Agreement between Paul Eisman and Alon USA GP, LLC, dated May 31, 2016.
10.2	Restricted Stock Award Agreement between Paul Eisman and Alon USA Energy, Inc., dated May 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alon USA Energy, Inc.
Date:	June 2, 2016	By:	/s/ James Ranspot
James Ranspot
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amended and Restated Management Employment Agreement between Paul Eisman and Alon USA GP, LLC, dated May 31, 2016.
10.2	Restricted Stock Award Agreement between Paul Eisman and Alon USA Energy, Inc., dated May 31, 2016.